THE GABELLI MATHERS FUND







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                                              AGREEMENT
                                      AND DECLARATION OF TRUST


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                                            June 17, 1999


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                                          TABLE OF CONTENTS


                                              ARTICLE I
                                              The Trust

Section 1.1       Name......................................................2
Section 1.2       Definitions..............................................2
Section 1.3       Purpose and Powers of Trust...............................4

                                             ARTICLE II
                                              Trustees

Section 2.1       Number and Qualification.............................4
Section 2.2       Term and Election..........................................4
Section 2.3       Resignation and Removal.....................................5
Section 2.4       Vacancies..................................................5
Section 2.5       Meetings.................................................6
Section 2.6       Officers............................................7

                                             ARTICLE III
                                    Powers and Duties of Trustees

Section 3.1       General....................................................7
Section 3.2       Investments...............................................8
Section 3.3       Legal Title................................................8
Section 3.4       Issuance and Repurchase of Shares..........................8
Section 3.5       Borrow Money or Utilize Leverage............................9
Section 3.6       Delegation; Committees.  ..............................9
Section 3.7       Collection and Payment.  ...............................9
Section 3.8       Expenses............................................10
Section 3.9       By-Laws...........................................10
Section 3.10      Miscellaneous Powers...................................10
Section 3.11      Further Powers......................................11




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                                             ARTICLE IV
                                      Limitations of Liability
                                        and Indemnification

Section 4.1       No Personal Liability of Shareholders, Trustees, etc.....12
Section 4.2       Mandatory Indemnification...............................12
Section 4.3       No Duty of Investigation; Notice in Trust Instruments, etc..14
Section 4.4       Reliance on Experts, etc..................................14

                                              ARTICLE V
                                    Shares of Beneficial Interest
Section 5.1       Beneficial Interest.....................................15
Section 5.2       Series Designation.  .....................................15
Section 5.3       Class Designation.  ..................................15
Section 5.4       Description of Shares...............................16
Section 5.5       Rights of Shareholders.  .............................18
Section 5.6       Trust Only...............................................19
Section 5.7       Issuance of Shares...................................19
Section 5.8       Register of Shares.  .................................19
Section 5.9       Transfer of Shares...................................20
Section 5.10      Notices................................................20
Section 5.11      Net Asset Value...........................................20
Section 5.12      Distributions to Shareholders.............................21

                                             ARTICLE VI
                                            Shareholders

Section 6.1       Meetings of Shareholders.................................21
Section 6.2       Voting....................................................22
Section 6.3       Notice of Meeting, Shareholder Proposals and Record Date..22
Section 6.4       Quorum and Required Vote...............................23
Section 6.5       Proxies, etc............................................23
Section 6.6       Reports...................................................24
Section 6.7       Inspection of Records...................................24
Section 6.8       Shareholder Action by Written Consent.................24




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                                             ARTICLE VII
                                             Redemption

Section 7.1       Redemptions..........................................25
Section 7.2       Disclosure of Holding.....................................25
Section 7.3       Redemptions of Small Accounts..............................25


                                            ARTICLE VIII
                                  Duration:  Termination of Trust;
                                    Amendment; Mergers, Etc.

Section 8.1       Duration...............................................26
Section 8.2       Termination............................................26
Section 8.3       Amendment Procedure.......................................27
Section 8.4       Merger, Consolidation and Sale of Assets..................28

                                             ARTICLE IX
                                            Miscellaneous

Section 9.1       Filing..................................................29
Section 9.2       Resident Agent...........................................29
Section 9.3       Governing Law........................................29
Section 9.4       Counterparts..............................................29
Section 9.5       Reliance by Third Parties..................................30
Section 9.6       Provisions in Conflict with Law or Regulation............30


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                                      THE GABELLI MATHERS FUND


                                              AGREEMENT
                                                 AND
                                        DECLARATION OF TRUST



                  AGREEMENT AND DECLARATION OF TRUST made as of the 17th day of June, 1999, by the Trustees hereunder, and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereinafter;

                  WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each such series, each separate series to be a sub-trust hereunder, all in accordance with the provisions hereinafter set forth;

                  WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware business trust in accordance with the provisions hereinafter set forth; and

                  WHEREAS, the parties hereto intend that the Trust created by this Declaration and the Certificate of Trust filed with the Secretary of State of the State of Delaware on June 17, 1999 shall constitute a business trust under the Delaware Business Trust Statute and that this Declaration shall constitute the governing instrument of such business trust.

                  NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust or sub-trusts created hereunder as hereinaf ter set forth.




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                                              ARTICLE I

                                              The Trust

                  Section 1.1 Name. This Trust shall be known as "The Gabelli Mathers Fund" and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine.

Section 1.2 Definitions. As used in this Declaration, the following terms shall have the following meanings:

                  "By-Laws" shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

                  "Class" shall mean a portion of Shares of a Series of the Trust established in accordance with Section 5.3 hereof.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Commission" shall mean the Securities and Exchange Commission.

                  "Declaration" shall mean this Agreement and Declaration of Trust, as amended or amended and restated from time to time, including by way of any classifying or reclassifying Shares of any Series or any Class of any such Series or determining any designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions thereof.

"Delaware Business Trust Statute" shall mean the provisions of the Delaware Business Trust Act, 12 Del. C. ss.3801, et. seq., as such Act may be a mended from time to time.

                  "Fundamental Policies" shall mean the investment policies and restrictions set forth from time to time in any Prospectus of the Trust or any Series that are expressly designated therein as fundamental policies of such Series.

"Interested Person" shall have the meaning ascribed thereto in the 1940 Act.



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                  "Majority  Shareholder  Vote" shall mean a vote of a "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Trust, any Series of the Trust or any Class thereof, as applicable.

                  The "1940 Act" refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions there from, as amended from time to time.

                  The "1933 Act" refers to the  Securities  Act of 1933, and the
rules  and  regulations   promulgated   thereunder  and  applicable   exemptions
therefrom, as amended from time to time.

                  "Person" shall mean and include natural persons, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Prospectus" shall mean the current Prospectus of the Trust or of any Series thereof or of any Class of any such Series, as applicable.

                  "Series" shall mean the separate sub-trusts that may be established and designated as series pursuant to Section 5.2 hereof or any one of such sub-trusts, as applicable.

                  "Shareholders" shall mean as of any particular time the holders of record of outstanding Shares of the Trust, any Series of the Trust or any Class of any Series, as applicable, at such time.

                  "Shares" shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust or in a Series of the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares, which Shares may be divided into Series and Classes. All references to Shares shall be deemed to be Shares of any or all Series or Classes as the context may require.

                  "Trust" shall mean the trust established by this Declaration, as amended from time to time, inclusive of each such amendment and every sub-trust established as a Series hereunder.

                  "Trustees" shall mean the signatory to this Declaration, so long as such signatory shall continue in office in accordance with the terms hereof, and all


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other  persons who at the time in question  have been duly  elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

                  "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

                  Section 1.3 Purpose and Powers of Trust. The Trust is established for the purpose of engaging in any activity not prohibited by Delaware law and shall have the power to engage in any such activity and in any activity incidental or related to any such activity.


                                             ARTICLE II

                                              Trustees

                  Section 2.1 Number and Qualification. Prior to any offering of Shares, there may be a sole Trustee and thereafter the number of Trustees shall be such number, not less than three or more than fifteen, as shall be set forth in a written instrument signed or adopted by a majority of the Trustees then in office. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. An individual nominated as a Trustee shall be at least 21 years of age and not older than such age as may be set forth in a written instrument signed or adopted by not less than a majority of the Trustees then in office and shall not be under legal disability. Trustees need not own Shares and may succeed themselves in office.

                  Section 2.2 Term and Election. Except for the Trustees appointed to fill vacancies pursuant to Section 2.4 hereof, each Trustee shall be elected to serve until death, resignation, removal, reelection by written ballot at the annual meeting, if one is held, or at any special meeting. Subject to Section 2.4 hereof, each Trustee named herein or elected or appointed pursuant to the terms hereof shall hold office until such Trustee's successor has been elected at such meetings and has qualified to serve as Trustee. Election of Trustees at a meeting shall be by the affirmative vote of the holders of a plurality of the Shares present in person or by proxy. Each individ ual elected or appointed as a Trustee of the Trust shall, unless otherwise provided by such election or appointment, by such election or appointment also thereby be elected or appointed, as the case may be, as a Trustee of each Series of the Trust then in


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existence.  The election or appointment of any Trustee (other than an individual who was serving as a Trustee immediately prior thereto) shall not become effective unless and until such person shall have in writing accepted his election and agreed to be bound by the terms of this Declaration.

                  Section 2.3 Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) for cause at any time by written instrument, signed by two-thirds of the remaining Trustees, specifying the date when such removal shall become effective. Any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) without cause at any time by a written instrument, signed or adopted by two-thirds of the remaining Trustees or by vote of Shares having not less than two-thirds of the aggregate number of Shares entitled to vote in the election of such Trustee, specifying the date when such removal shall become effective. Upon the resignation or removal of a Trustee, or such persons otherwise ceasing to be a Trustee, such persons shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee's legal representative shall execute and deliver on such Trustee's behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

                  Section 2.4 Vacancies. The term of office of a Trustee shall termi nate and a vacancy shall occur in the event of the death, resignation, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a written instrument signed or adopted by a majority of the Trustees then in office or by election by the Shareholders, or may leave such vacancy unfilled or may reduce the number of Trustees (provided the aggregate number of Trustees after such reduction shall not be less than the mini mum number required by Section 2.1 hereof). Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office or by election by the Shareholders. No vacancy shall operate


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to annul this  Declaration or to revoke any existing agency created  pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regard less of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

                  Section 2.5 Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by the Trustees. Notice of any other meeting shall be mailed not less than 48 hours before the meeting or otherwise actually delivered orally or in writing not less than 24 hours before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of object ing to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be one-third of the Trustees. Unless provided otherwise in this Declaration of Trust, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees or such other proportion as shall be specified herein for action at a meeting at which all Trustees then in office are present.

                  Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members or such other proportion as shall be specified herein for action at a meeting at which all committee members are present.

                  With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

                  All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone, internet connection or similar communications equipment by means of which all persons


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participating in the meeting can hear or otherwise  communicate with each other;
participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise provided by the 1940 Act.

                  Section 2.6 Officers. The Trustees shall elect a President, a Secre tary and a Treasurer and may elect a Chairman who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman, if any, or President to appoint such other officers or agents with such other titles and powers as the Trustees may deem to be advisable. A Chairman shall, and the President, Secretary and Treasurer may, but need not, be a Trustee.


                                             ARTICLE III

                                    Powers and Duties of Trustees

                  Section 3.1 General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties as owed by directors of corporations to such corporations and their stockholders under the general corporation law of the State of Delaware. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust or any Series thereof to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declara tion. The Trustees shall have power to engage in any activity not prohibited by Delaware law. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The powers of the Trustees may be exercised without order of or resort to any court. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties or powers hereunder.

                  Section 3.2    Investments.  The Trustees shall have power to:

(a) manage, conduct, operate and carry on the business of an investment company;

(b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in


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or dispose of any and all sorts of property,  tangible or intangible,  including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and
all  such  investments  of  every  kind  and  description,   including,  without
limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

                  Section 3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or any Series thereof, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust or any Series thereof therein is appropriately protected.

                  The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                  Section 3.4 Issuance and Repurchase of Shares. Subject to the provisions of this Declaration and applicable law, the Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denomina tions, shall have the power to establish from time to time in accordance with the provisions of Section 5.2 and 5.3 hereof Series and Classes representing interests in the Trust or a Series thereof and, subject to the more detailed provisions set forth in Article VII, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the applicable Series of the Trust whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Delaware governing business corporations.



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                  Section 3.5 Borrow  Money or Utilize  Leverage.  The  Trustees
shall have the power to borrow money or otherwise obtain credit or utilize leverage in connection with the activities of the Trust to the maximum extent permitted by law, regulation or order and the Fundamental Policies of any Series and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust or any Series thereof, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation; provided, however, that the assets of any particular Series shall not be used as security for any credit extended solely to one or more other Series.

                  Section 3.6 Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to at least the same extent as such delegation is permitted to directors of a Delaware business corporation and is permitted by the 1940 Act, as well as any further delegations the Trustees may determine to be desirable, expedient or necessary in order to effect the purpose hereof. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

                  Section 3.7 Collection and Payment. The Trustees shall have power to collect all property due to the Trust or any Series of the Trust or any Class thereof; to pay all claims, including taxes, against the Trust Property, the Trust or any Series of the Trust or any Class thereof, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property, the Trust or any Series of the Trust or any Class thereof, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust or any Series of the Trust or any Class thereof; and to enter into releases, agreements and other instruments. Except to the extent required for a Delaware business corporation, the Shareholders shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders.



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                  Section 3.8 Expenses.  The Trustees  shall have power to incur and pay out of the assets or income of the Trust or any Series of the Trust or any Class thereof, any expenses which in the opinion of the Trustees are necessary or appropri ate to carry out any of the purposes of this Declaration, and the business of the Trust or any Series of the Trust or any Class thereof, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class thereof, to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, shareholder servicing or similar agent of such Series or Class, a pro rata amount as defined from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends or distributions owed such Shareholder and/or by reducing the number of shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

                  Section 3.9 By-Laws. The Trustees may adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust. Such ByLaws shall be binding on the Trust and the Shareholders unless inconsistent with the provisions of this Declaration. The Shareholders shall not have authority to adopt or amend By-Laws.

                  Section 3.10 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including investment advisors, administrators, custodians, transfer agents, share holder services providers, accountants, counsel, brokers, dealers and others; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Share holders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust or any Series thereof against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employ ees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by applicable law, indemnify any Person with whom the Trust or any Series thereof has dealings, including without limitation any investment advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and
(i) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                  Section 3.11 Further Powers. The Trustees shall have the power to conduct the business of the Trust or any Series of the Trust or any Class thereof and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust or any Series of the Trust or any Class thereof although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust or any Series of the Trust or any Class thereof made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.





                                             ARTICLE IV

                                      Limitations of Liability
                                        and Indemnification

                  Section 4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the Shareholders, in connection with Trust Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

                  Section 4.2 Mandatory Indemnification. The Trust shall indemnify the Trustees and officers of the Trust and, with respect to acts or omissions of the Directors and officers of Mathers Fund, Inc. (the "Fund"), the Trust's predecesor, occurring prior to the reorganization of the Fund into the Trust, such Directors and officers (each such person being an "indemnitee") against any liabilities and ex penses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investiga tive body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this
Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust or Class thereof or the Fund, as the case may be and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of indemnitees that are affiliates of the Trust or the Fund, as the case may be), or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(a) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or
(ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(d) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware

General Corporation Law provided that such indemnification has been approved by a majority of the Trustees.

                  Section 4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust or any Series of the Trust or Class thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust or any Series of the Trust or any Class thereof, and every other act or thing whatsoever executed in connection with the Trust or any Series of the Trust or Class thereof shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

                  Section 4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust or any Series of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or any Series of the Trust or Class thereof, upon an opinion of counsel, or upon reports made to the Trust or any Series thereof by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

                                              ARTICLE V

                                    Shares of Beneficial Interest

                  Section  5.1   Beneficial   Interest.   The  interest  of  the
beneficiaries hereunder shall be divided into an unlimited number of shares of beneficial interest, par value $.001 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

                  Section 5.2 Series Designation. The Trustees, in their discretion from time to time, may authorize the division of Shares into two or more Series, each Series relating to a separate portfolio of investments and each of which Series shall be a separate and distinct subtrust of the Trust. Each Series so established hereunder shall be deemed to be a separate trust under the provisions of Delaware law. The Trustees shall have exclusive power without the requirement of Shareholder approval to establish and designate such separate and distinct Series and to fix and determine the relative rights and preferences as between the different Series. The establishment and designation of any Series shall be effective upon the execution by a majority of the Trustees of an instrument setting forth the establishment and designation of such Series. Such instrument shall also set forth any rights and preferences of such Series which are in addition to the rights and preferences of Shares set forth in this Declaration. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish or alter that Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                  Section 5.3 Class Designation. The Trustees, in their discretion from time to time, may authorize the division of Shares of the Trust or any Series into two or more Classes of Shares all the assets of which shall be commingled with the other Classes of such Series. The Trustees shall have exclusive power without the requirement of Shareholder approval to establish and designate such separate and distinct Classes and to fix and determine the relative rights, terms, conditions and expenses applicable to each Class of Shares to the maximum extent permitted by the 1940 Act. The establishment and designation of any Class of Shares shall be effective upon the affirmative vote of a majority of the Trustees of the Trust, including the Trustees who are not interested persons of the Trust. At any time that there are no Shares outstanding of any particular Class previously established and designated, the Trustees may, by the affirmative vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, abolish or alter that Class and the establishment and designation thereof.

                  Section 5.4 Description of Shares. If the Trustees shall create sub-trusts and divide the Shares into one or more Series or create Classes of Shares, the following provisions shall be applicable:

(a) Number of Shares. The number of Shares of each Series or Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

(b) Investment of Property. The power of the Trustees to invest and reinvest the Trust Property of each Series that may be established shall be governed by
Section 3.2 of this Declaration.

(c) Allocation of Assets. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payment derived from any reinvestment of such proceeds in whatever form the same may be, together with such Series' or Class' share of any assets of the Trust not otherwise allocated to any particular Series or Class, shall be held by the Trustees and Trust for the benefit of the Shareholders of such Series and, subject to the rights of creditors of such Series only, shall irrevocably belong to that Series for all purposes, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and anything so allocated to a Series shall belong to such Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

                           (d) Allocation of Expenses.  The assets  belonging to
each
particular Series or attributable to each particular Class shall be charged with the liabilities of the Trust in respect of that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or attributable to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable; provided that any incremental expenses allocated to one or more Classes of Shares on a basis other than the relative net asset values of the respective Classes shall be allocated in a manner consistent with the 1940 Act. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to a particular Series or attributable to a particular Class be charged with any liabilities attributable to another Series or Class. Any creditor may look only to the assets of the particular Series with respect to which such person is a creditor for satisfaction of such creditor's debt.

(e) Dividends. The power of the Trustees to pay dividends and make distributions with respect to any one or more Series shall be governed by Section 5.12 of this Trust. Dividends and distributions on Shares of a particular Series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series. All dividends and distributions on each Class of a Series shall be distributed pro rata to the holders of Shares of that Class in proportion to the number of Shares of that Class held by such holders at the date and time of record established for the payment of such dividends or distributions, and such dividends and distributions need not be pro rata with respect to dividends and distributions paid to Shares of any other Class of such Series. Dividends and distributions shall be paid with respect to Shares of a given Class only out of lawfully available assets attributable to such Class.

                  Section 5.5 Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, with respect to a particular Series of Class and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 3.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in this Section 5.5 or in Section 8.4 or as specified by the Trustees in the designation or redesignation of any Series or Class thereof). Notwithstanding anything to the contrary contained herein:

                                 (i) Any Class of shares denominated as being convertible automatically, and without any action or choice on the part of the holder thereof, or shares denominated as being convertible based on an election of the holder thereof, into any other Class of Shares (or fractions thereof) pursuant to such terms, conditions and restrictions as may be established by the Board of Trustees and set forth from time to time in the applicable Prospectus with respect to such Shares shall be convertible on such terms as are described in such Prospectus.

                                 (ii) The number of Shares into which each such convertible Share shall convert pursuant to the foregoing paragraph shall equal the number (including for this purpose fractions of a Share) obtained by dividing the net asset value per share of the convertible Shares for purposes of sales and redemptions thereof on the date of such conversion (the "Conversion Date") by the net asset value per share of the Class of Shares being converted into for purposes of sales and redemptions thereof on the Conversion Date.

                                 (iii)  On the  Conversion  Date,  those  Shares
which are
         converted into another Class of Shares shall cease to accrue dividends and will no longer be deemed outstanding and the rights of the holders thereof (except the right to receive dividends declared prior to the Conversion Date but unpaid as of the Conversion Date) will cease. Certificates representing

         Shares resulting from conversion may be issued pursuant to such terms and conditions as may be established from time to time by the Board of Trustees.

                  Section 5.6 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

                  Section 5.7 Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares with respect to any Series that may have been established pursuant to Section 5.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares of any Series into a greater or lesser number without thereby changing the proportionate beneficial interest in such Series of the Trust. Issuances and redemptions of Shares may be made in whole Shares and/or l/l,000ths of a Share or multiples thereof as the Trustees may determine in such fractions thereof.

                  Section 5.8 Register of Shares. A register shall be kept at the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each Series of the Trust and each Class thereof. Each such register shall be conclusive as to who are the holders of the Shares of the applicable Series and Classes thereof and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he or she has given his or her address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

                  Section 5.9 Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

                  Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

                  Section 5.10 Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications to any Shareholder shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address as recorded on the applicable register of the Trust and may be sent together with any such notice or other communication to another Shareholder at the same address.

                  Section 5.11 Net Asset Value. The value of the assets of the Trust or any Series thereof, the amount of liabilities of the Trust or any Series thereof and the net asset value of each outstanding Share of the Trust or any Series or Class shall be determined at such time or times and on such days as the Trustees may determine in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees. The power and duty to value the assets and liabilities of the Trust and make net asset value determinations and calculations may be delegated by the Trustees.

                  Section 5.12   Distributions to Shareholders.

(a) The Trustees shall from time to time distribute among the Shares such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in the instrument setting forth the terms of such Shares such Class or Series of Shares, which need not be ratable with respect to distributions in respect of Shares of any other class or series thereof of the Trust. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or any combination thereof.

(b) Distributions may be made to the Shareholders of record entitled to such distribution at the time such distribution is declared or at such later date as shall be determined by the Trust prior to the date of payment.

                           (c) The  Trustees  may always  retain from any source
such
amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business of the Trust.


                                             ARTICLE VI

                                            Shareholders

                  Section 6.1 Meetings of Shareholders. The Trust may, but shall not be required to, hold annual meetings of the holders of any class or series of Shares. An annual or special meeting of Shareholders may be called at any time only by the Trustees; provided, however, that if May 31 of any year shall have passed and the Trustees shall not have called an annual meeting of Shareholders for such year, the Trustees shall call a meeting for the purpose of voting on the removal of one or more Trustees or the termination of any investment advisory agreement, upon written request of holders of Shares of the Trust or a Series having in the aggregate not less than a majority of the votes of the outstanding Shares of the Trust entitled to vote on the matter or matters in question, such request specifying the purpose or purposes for which such meeting is to be called. Any meeting of Shareholders shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

Section 6.2 Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shares is required by applicable law, this

Declaration or resolution of the Trustees. Any matter required to be submitted for approval of any of the Shares and affecting one or more Series or Classes shall require approval by the required vote of Shares of the affected Series or Class voting together as a single Series or Class and, if such matter affects one or more Series or Class thereof differently from one or more other Series or Class, approval by the required vote of Shares of such other Series or Class voting as a separate Series or Class shall be required in order to be approved with respect to such other Series or Class; provided, however, that except to the extent required by the 1940 Act, there shall be no separate class votes on the election or removal of Trustees or the selection of auditors for the Trust. Shareholders of a particular Series shall not be entitled to vote on any matter that affects the rights or interests of only one or more other Series. There shall be no cumulative voting in the election or removal of Trustees.

                  Section 6.3 Notice of Meeting, Shareholder Proposals and Record Date. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days before the meeting or otherwise in compliance with applicable law. Except with respect to an annual meeting, at which any business required by the 1940 Act may be conducted, only the business stated in the notice of the meeting shall be considered at such meeting. Subject to the provisions of applicable law, any Shareholder wishing to include a proposal to be considered at an annual meeting must submit such proposal to the Trust at least 30 days in advance of such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 100 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.




                  Section 6.4    Quorum and Required Vote.

(a) The holders of one-third of the outstanding Shares of the Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of all Shareholders of the Trust is being taken. The holders of one-third of the outstanding Shares of one or more Series or one or more Classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of Shareholders of such Series or Series or Class or Classes is being taken. Shares underlying a proxy as to which a broker or other intermediary states its absence of authority to vote with respect to one or more matters shall be treated as present for purposes of establishing a quorum for taking action on any such matter only to the extent so determined by the Trustees at or prior to the meeting of Shareholders at which such matter is to be considered.

                           (b)  Subject to any provision of applicable law, this
Declaration or a resolution of the Trustees specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Shareholders, (i) the affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee or Trustees shall be the act of such Shareholders with respect to the election of such Trustee or Trustees, (ii) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on any other matter shall be the act of the Shareholders with respect to such matter, and (iii) where a separate vote of any Series is required on any matter, the affirmative vote of a majority of the Shares of such Series present in person or represented by proxy and entitled to vote on such matter shall be the act of the Shareholders of such Series with respect to such matter.

                  Section 6.5 Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and each fractional Share shall be entitled to a vote equal to its fraction of a full Share. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be given by or on behalf of a Shareholder of record on the record date for a meeting shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The Trustees shall have the authority to make and modify from time to time regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the Trustees as the Trustees shall determine.

                  Section 6.6 Reports. The Trustees shall cause to be prepared and sent to Shareholders at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Shares are listed a report of operations containing financial statements of the Trust prepared in conformity with generally accepted accounting principles and applicable law. It is contemplated that separate reports may be prepared for the various Series. Copies of such reports shall be mailed to all Shareholders of record of the applicable Series within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders.

                  Section 6.7 Inspection of Records. The records of the Trust shall be open to inspection by Persons who have been holders of record of at least $25,000 in net asset value or liquidation preference of Shares for a continuous period of not less than six months to the same extent and for the same purposes as is permitted under the Delaware General Business Corporation Law to shareholders of a Delaware business corporation.

                  Section 6.8 Shareholder Action by Written Consent. Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders of all of the Shares entitled to vote thereon consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.
                                             ARTICLE VII

                                             Redemption

                  Section 7.1 Redemptions. All outstanding Shares of any Series of the Trust may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article VII. The Trust shall, upon application by any Shareholder or pursuant to authorization from any Shareholder of a particular Series or Class, redeem or repurchase from such Shareholder outstanding

Shares of such Series or Class for an amount per share determined by the application of a formula adopted for such purpose by the Trustees with respect to such Series (which formula shall be consistent with the 1940 Act); provided that (a) such amount per share shall not exceed any limitations imposed under applicable law and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to such Act, suspend such right of redemption. The procedures for effecting redemption shall be as set forth in the Prospectus with respect to the applicable Series or Class from time to time. The proceeds of the redemption of Shares shall be paid in cash or property (tangible of intangible) or any combination thereof in the sole discretion of the Trust's investment advisor. The proceeds of the redemption of Shares subject to a contingent deferred sales charge (including fractional shares) shall be reduced by the amount of any applicable contingent deferred sales charge payable on such redemption with respect to the respective Class of such Shares as set forth in the applicable Prospectus (to the extent consistent with the 1940 Act) or such other charges, fees or expenses as may be applicable thereto.

                  Section 7.2 Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code or any other applicable laws.

                  Section 7.3 Redemptions of Small Accounts. The Trustees shall have the power to redeem shares of any Series at a redemption price determined in accordance with Section 7.1 above, (a) if at any time the total investment in such account does not have a value of at least such minimum amount as may be specified in the Prospectus for such Series from time to time, (b) as provided by Section 3.8, or (c) to the extent a Shareholder or other person beneficially owns Shares equal to or in excess of a percentage of Shares of the Trust or any Series or Class determined from time to time by the Trustees and specified in the applicable Prospectus. In the event the Trustees determine to exercise their power to redeem Shares provided in subsection (a) of this Section 7.3, the Shareholder shall be notified that the value of his account is less than the applicable minimum amount and shall be allowed 30 days to make an appropriate investment before redemption is processed.


                                            ARTICLE VIII

                                  Duration:  Termination of Trust;
                                      Amendment; Mergers, Etc.

                  Section 8.1 Duration. Subject to termination in accordance with the provisions of Section 8.2 hereof, the Trust created hereby shall have perpetual existence.

                  Section 8.2    Termination.

                           (a)  The Trust or any Series may be dissolved by the
affirmative vote of a majority of the Trustees, and without any vote of the Shareholders thereof, except as may be required by the 1940 Act. Upon the dissolution of the Trust or any Series:

(1) The Trust or such Series shall carry on no business except for the purpose of winding up its affairs.

                                        (2) The Trustees  shall  proceed to wind
up
         the affairs of the Trust or such Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or such Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or such Series, collect its assets, sell, convey, assign, exchange, merger where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust or any Series shall require approval of the principal terms of the transaction and the nature and amount of the consideration with the same vote as required for dissolution pursuant to paragraph (a) above.

(3) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust

         Property of the Trust or any Series, in cash or in kind or partly each, among the Shareholders of such Series according to their respective rights.

(b) After the winding up and termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

                  Upon termination of any Series, the Trustees shall thereunder be discharged from all further liabilities and duties with respect to such Series, and the rights and interests of all Shareholders of such Series shall thereupon cease.

                  Section 8.3    Amendment Procedure.

(a) Subject to Section 8.3(b), this Declaration may be amended in any respect by the affirmative vote of two-thirds of the Trustees and without any vote of the Shareholders of the Trust or any Series or Class except as may be required by the 1940 Act.

                           (b)  Nothing  contained  in  this  Declaration  shall
permit the
amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders. Expenses of the Trust charged directly to Shareholders pursuant to Section 3.8 hereof or fees or sales charges payable upon or in connection with redemptions of Shares pursuant to Section 7.1 hereof shall not constitute "assessments" for purposes of this Section 8.3(b).

                           (c) An amendment  duly adopted by the requisite  vote
of the
Board of Trustees and, if required, Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, Shareholders as aforesaid, or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

                  Notwithstanding any other provision hereof, until such time as Shares are issued and outstanding, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

                  Section  8.4  Merger,  Consolidation  and Sale of Assets.  The
Trust or any Series may merge or consolidate with any other corporation, association, trust or other organization or any Series, sub-trust or other designated portion thereof or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series including its good will or may acquire all or substantially all of the property of any other corporation, association, trust or other organization or any series, sub-trust or other designated portion thereof, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Trustees and without any vote by the Shareholders of the Trust or any Series or Class except as may be required by the 1940 Act, and any such merger, consolidation, sale, lease, exchange or purchase shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.


                                             ARTICLE IX

                                            Miscellaneous

                  Section  9.1  Filing.   This  Declaration  and  any  amendment
(including  any  supplement)  hereto  shall be filed  in such  places  as may be required or as the Trustees deem appropriate. Each amendment shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust's minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust's minute book, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

Section 9.2 Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be The Corporation Trust

Company, 1209 Orange Street, Wilmington, Delaware 19801. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the State.

                  Section 9.3 Governing Law. This Declaration is executed and delivered in the State of Delaware and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State and reference shall be specifically made to the business corporation law of the State of Delaware as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Trustees hereunder and any ambiguity shall be viewed in favor of such powers.

                  Section 9.4 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

                  Section 9.5 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to the existence of any fact or facts which in any manner relate to the affairs of the Trust shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trust.

                  Section 9.6    Provisions in Conflict with Law or Regulation.

(a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration to the extent of such conflict; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

                           (b) If any  provision  of this  Declaration  shall be
held invalid or
unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


By:      /s/ Henry G. Van der Eb
         Henry G. Van der Eb
         Trustee